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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549




                                    FORM 8-K



                                 CURRENT REPORT




                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                         For the month of June, 1996



                                ISRAMCO, INC.
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             (Exact name of registrant as specified in charter)

                                  Delaware
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                          (State of Incorporation)

               800 Fifth Avenue, New York, New York 10021     Suite 21-D
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                  (Address of principal executive offices)

                                212-888-0200
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                             (Telephone number)

                     0-12500                            13-3145265
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                Commission File No.                 IRS Employer ID No.

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Item 5.   Other Material Events

          A. At a Special Meeting of the Board of Directors held June 23, 1996, the following occurred:

               1. The Company entered into a two (2) year Consulting Agreement with a company which employs Haim Tsuff, Chairman of the Board, providing for an annual compensation of $144,000, payable in monthly payments of $12,000. The entire agreement is attached hereto as Exhibit A.

               2. Pursuant to a Termination Agreement entered into between the Company and Mr. Danny Toledano (the "Termination Agreement"):

               (a) Mr. Danny Toledano resigned as the President and Chief Operating Officer of Isramco, Inc. (the "Company") and from all positions which he held with any subsidiaries of the Company;

               (b) the Company terminated its October 1995 Employment Agreement with Mr. Danny Toledano and paid to Mr. Danny Toledano the sum of $72,000;

               (c) Mr. Danny Toledano also entered into a Non-Compete Agreement with the Company for a term of five (5) years. The Company paid to Mr. Toledano the sum of $200,000 in consideration of his covenant not to compete as set forth in the Non-Compete Agreement; and,

               (d) The Company also entered into a Consulting Agreement with a company owned by Mr. Toledano for a term of one (1) year and paid the sum of $72,000 as an advance consulting payment.

     The terms and conditions of these agreements are fully set forth in Exhibit B, Exhibit C, and, Exhibit D, respectively attached hereto.

Item 7.   Exhibits
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          Exhibit A -    Consulting Agreement for Zenith Holding Ltd.;
          Exhibit B -    Termination Agreement for Danny Toledano;
          Exhibit C -    Non-Compete Agreement for Danny Toledano;
          Exhibit D -    Consulting Agreement for Natural Resources Exploration
                         Services B.V.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Isramco, Inc.
                                           (registrant)


  July 2, 1996                             By: /s/ Haim Tsuff
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    (date)                                        Haim Tsuff
                                                  Chairman of the Board






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EXHIBIT INDEX

         Exhibit No.                   Description
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          Exhibit A -    Consulting Agreement for Zenith Holding Ltd.;
          Exhibit B -    Termination Agreement for Danny Toledano;
          Exhibit C -    Non-Compete Agreement for Danny Toledano;
          Exhibit D -    Consulting Agreement for Natural Resources Exploration
                         Services B.V.